VIA EDGAR

March 29, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Funds Group Trust File Nos. 33-70958 and 811-8104

Ladies and Gentlemen:

On behalf of Touchstone Funds Group Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirror the risk/return summary information as supplemented, dated March 9, 2012, to the Prospectus dated January 27, 2012, for the Touchstone Mid Cap Value Fund and the Touchstone Short Duration Fixed Income Fund (the “Funds”). The purpose of the filing is to submit the 497(e) filing dated March 9, 2012 (Accession No. 0001104659-12-017150) in XBRL for the Funds.

If you have any questions about this matter please contact the undersigned at 513-362-8144.

Very truly yours,

TOUCHSTONE FUNDS GROUP TRUST

/s/ Jill McGruder

President